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                                                                   Exhibit 10.36

                          SUMMIT MEDICAL SYSTEMS, INC.

                 THIRD AMENDMENT TO THE 1993 STOCK OPTION PLAN

                                 May 12, 1997

         I, Richard J. Willemin, Secretary of Summit Medical Systems, Inc., a Minnesota corporation (the "Company"), hereby certify on behalf of the Company that on May 12, 1997, pursuant to Section 12.1 of the Company's Stock Option Plan of 1993, as amended (the "Plan"), the Board of Directors approved a third amendment to the Plan. Accordingly, Section 7.3(a) of the Plan is hereby amended and restated as follows:

          (a) TERM. The duration of the Option shall be ten (10) years (five (5) years in the case of an Incentive Stock Option granted to a Significant Shareholder) from the date of grant.

     IN WITNESS WHEREOF, I have hereto signed my name.



                                        /s/ Richard J. Willemin
                                       ---------------------------------
                                       Richard J. Willemin
                                       Secretary